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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in FDX Corporation's Form 10-K for the year ended May 31, 1998 of our report dated July 8, 1998.


                                      /s/ ARTHUR ANDERSEN LLP
                                      -------------------------------------
                                      Arthur Andersen LLP

Memphis, Tennessee
August 12, 1998